Munder Large-Cap Value Fund

Class A, B, C, K, R and Y Shares

Supplement Dated October 1, 2012

to Prospectus Dated October 29, 2011, as amended and restated July 5, 2012 and Summary Prospectus Dated June 1, 2012

Investors are advised that effective October 1, 2012, Integrity Asset Management, LLC (“Integrity”) serves as sub-advisor to the Fund. Integrity is a wholly owned subsidiary of Munder Capital Management, the Fund’s investment advisor. Daniel G. Bandi, Daniel J. DeMonica and Adam I. Friedman, each of whom is a dual employee of MCM and Integrity, continue to serve as the portfolio managers of the Fund.

Accordingly, the second paragraph of the section entitled “MANAGEMENT OF THE FUND – Investment Advisor” on page 13 of the prospectus is hereby deleted in its entirety and replaced with the following:

Pursuant to a Sub-Advisory Agreement, MCM has retained Integrity Asset Management, LLC (Integrity), 18500 Lake Road, Suite 300, Rocky River, Ohio 44116, a registered investment adviser and a wholly owned subsidiary of MCM, to manage the Fund effective October 1, 2012. As of June 30, 2012, Integrity had $3.1 billion in assets under management. Integrity is responsible for the day-to-day management of the Fund, which includes, without limitation, providing a program of continuous investment management to the Fund in accordance with the Fund’s investment objective, strategies, policies and limitations, investing and reinvesting the assets of the Fund, overseeing the placement of purchase and sale orders for the Fund and providing research services for the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE